NETLease Corporate Real Estate ETF
Schedule of Investments
May 31, 2023 (Unaudited)
Shares		Security Description	Value
		COMMON STOCKS - 99.6%
		Finance and Insurance - 7.4%
45,703		Innovative Industrial Properties, Inc.	$3,020,968
98,125		Spirit Realty Capital, Inc.	3,832,763
			6,853,731
		Real Estate and Rental and Leasing - 92.2% (a)
57,087		Agree Realty Corporation	3,681,541
90,958		Alpine Income Property Trust, Inc.	1,406,211
227,649		Broadstone Net Lease, Inc.	3,569,536
98,941		EPR Properties	4,126,829
156,861		Essential Properties Realty Trust, Inc.	3,753,684
130,226		Four Corners Property Trust, Inc.	3,346,808
65,620		Gaming and Leisure Properties, Inc.	3,158,947
117,703		Getty Realty Corporation	4,033,682
259,070		Gladstone Commercial Corporation	3,028,528
286,173		Global Net Lease, Inc.	2,752,984
383,247		Industrial Logistics Properties Trust	693,677
387,418		LXP Industrial Trust	4,005,902
200,136		NETSTREIT Corporation	3,492,373
178,322		NNN REIT, Inc.	7,585,818
124,648		One Liberty Properties, Inc.	2,494,206
241,673		Postal Realty Trust, Inc. - Class A	3,547,760
126,373		Realty Income Corporation	7,511,611
240,235		STAG Industrial, Inc.	8,360,178
241,025		VICI Properties, Inc.	7,454,903
99,575		W.P. Carey, Inc.	6,906,522
			84,911,700
		TOTAL COMMON STOCKS (Cost $110,492,510)	91,765,431

		SHORT-TERM INVESTMENTS - 0.3%
242,337		First American Government Obligations Fund - Class X, 4.97% (b)	242,337
		TOTAL SHORT-TERM INVESTMENTS (Cost $242,337)	242,337
		TOTAL INVESTMENTS - 99.9% (Cost $110,734,847)	92,007,768
		Other Assets in Excess of Liabilities - 0.1%	97,028
		NET ASSETS - 100.0%	$92,104,796

	Percentages are stated as a percent of net assets.
	(a)
The Fund’s Index, and consequently the Fund, is expected to concentrate its investments (i.e. hold more than 25% of its total assets) in real estate companies. The value of the Fund’s shares may rise and fall more than the value of shares of a fund that invests in securities of companies in a broader range of industries.

	(b)	Rate shown is the annualized seven-day yield as of May 31, 2023.

Summary of Fair Value Disclosure at May 31, 2023 (Unaudited)

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. Accounting principles generally accepted  in the United States of America (“U.S. GAAP”) establishes a hierarchy that prioritizes inputs to valuation methods.  The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security.

To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund’s investments as of May 31, 2023:

Assets^	Level 1	Level 2	Level 3	Total
Common Stocks	$91,765,431	$-	$-	$91,765,431
Short-Term Investments	242,337	-	-	242,337
Total Investments in Securities	$92,007,768	$-	$-	$92,007,768
^ See Schedule of Investments for breakout of investments by sector classification.
For the period ended May 31, 2023, the Fund did not recognize any transfers in to or from Level 3.